                                                                   EXHIBIT 99.9

DEBTOR: CRUISE AMERICA TRAVEL, INCORPORATED          CASE NUMBER: 01-10966 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF JULY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that Cruise America Travel, Incorporated was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.



/s/ STEVE MOELLER
---------------------------
Steve Moeller
Director, Accounting